13. PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2018
Prepaid Expenses And Other Current Assets
Schedule of prepaid expenses and other current assets
As at December 31,	2018	2017
Prepaid expenses(a)	$2,909	$3,848
Income tax recoverable	10,329	945
Inventory(b)	2,429	2,998
Deferred charges(c)	475	543
Other	239	169
Prepaid expenses and other current assets	$16,381	$8,503

(a)	Prepaid expenses were primarily comprised of prepaid satellite in-orbit insurance, prepaid general liability insurance and prepaid license fees.
(b)	As at December 31, 2018, inventory consisted of $2.2 million of finished goods (December 31, 2017 — $2.3 million) and $0.2 million of work in process (December 31, 2017 — $0.7 million). During the year, $17.7 million was recognized as cost of equipment sales and recorded as an operating expense (December 31, 2017 — $11.7 million, December 31, 2016 — $9.8 million).
(c)	Deferred charges included deferred financing charges relating to the Revolving Credit Facility.